UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2014

Recro Pharma, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36329	26-1523233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2014, the Compensation Committee of the Board of Directors of Recro Pharma, Inc. (the “Company”) approved the grant of annual cash incentive bonuses and stock options to the Company’s executive officers in connection with their service to the Company during the fiscal year ended December 31, 2013. The following table sets forth the cash incentive bonuses and stock options granted to each of the Company’s executive officers:

Executive Officer	2013 Cash Incentive Bonus	Stock Option Award

Gerri A. Henwood President and Chief Executive Officer	$125,000	40,000

Charles Garner Chief Financial Officer, Chief Business Officer and Treasurer	$100,000	34,474

Randall Mack Senior Vice President, Development, and Secretary	$20,000	20,000

Diane Myers Senior Vice President, Regulatory and Quality	$10,000	10,000

Donna Nichols Chief Accounting Officer and Corporate Controller	$25,000	20,000

As a result of Ms. Henwood’s cash incentive bonus, the total compensation for Ms. Henwood, our only named executive officer, for 2013 was $250,000.

The stock options were granted under the Company’s 2013 Equity Incentive Plan, with an exercise price of $7.00 per share, the closing price of the Company’s common stock on April 8, 2014, the date of grant. The stock options vest monthly in equal proportions over a period of four years beginning on the date of grant. The stock options terminate on the earliest to occur of the following: (i) three months after termination of service with the Company for any reason other than death, disability or a termination for cause; (ii) one year after termination of service due to death or disability; (iii) the employee’s termination for cause, including the breach by the employee of any non-competition agreement entered into with the Company or the unauthorized disclosure of any confidential or trade secret information of the Company; and (iv) the ten year anniversary of the date of grant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

10.1	2013 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to Recro Pharma, Inc.’s Current Report on Form 8-K filed on March 13, 2014).

10.2	Form of 2013 Equity Incentive Plan Award Agreement (incorporated by reference to Exhibit 10.2 to Recro Pharma, Inc.’s Current Report on Form 8-K filed on March 13, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recro Pharma, Inc.

By:	/s/ Gerri A. Henwood
	Name:	Gerri A. Henwood
	Title:	Chief Executive Officer

Date: April 11, 2014

EXHIBIT INDEX

Exhibit No.	Document

10.1	2013 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to Recro Pharma, Inc.’s Current Report on Form 8-K filed on March 13, 2014).

10.2	Form of 2013 Equity Incentive Plan Award Agreement (incorporated by reference to Exhibit 10.2 to Recro Pharma, Inc.’s Current Report on Form 8-K filed on March 13, 2014).